UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2018 (May 9, 2018)

USG Corporation

(Exact name of registrant as specified in its charter) Commission File Number: 1-8864
Delaware	36-3329400
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)
(312) 436-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07	Submission of Matters to a Vote of Security Holders.
USG Corporation (the "Corporation") held its 2018 annual meeting of stockholders (the "Annual Meeting") on May 9, 2018. At the Annual Meeting, the stockholders considered three proposals, each of which is described in more detail in the Corporation’s proxy statement for the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

Proposal 1.	Election of four directors for a three-year term to expire in 2021.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jose Armario	27,437,009	90,902,338	560,379	3,880,018
Dana S. Cho	27,181,737	90,887,987	830,004	3,880,016
Gretchen R. Haggerty	27,461,511	90,875,943	562,273	3,880,017
William H. Hernandez	27,457,984	90,881,315	560,427	3,880,018

Proposal 2.	Ratification of appointment of Deloitte & Touche LLP as the Corporation's independent registered public accountants for 2018.

FOR	AGAINST	ABSTAIN
120,487,225	615,438	1,677,081

Proposal 3.	Approval, by advisory vote, of the compensation of the Corporation's named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
54,612,083	62,586,647	1,700,997	3,880,017

As a result of the stockholder vote on Proposal 1 at the Annual Meeting, Jose Armario, Gretchen R. Haggerty and William H. Hernandez were not duly re-elected, and pursuant to the Delaware General Corporation Law, continue to serve as holdover directors. Each of Messrs. Armario and Hernandez and Ms. Haggerty remain members of the Corporation’s Board of Directors (the "Board"), with the same rights and powers as they possessed prior to the stockholder vote. Dana S. Cho was not elected to the Board. As a result, the Board, pursuant to its authority, voted to reduce the size of the Board from ten directors to nine directors. The Board intends to continue to consider what further action, if any, might be in the best interests of stockholders as a result of the stockholder vote with respect to its director nominees. There is no specific time frame for making any further decisions regarding this matter.
With respect to the results of the stockholder vote on Proposal 3, the Corporation’s 2018 Say-on-Pay vote, the Corporation received over 97% stockholder support in the Say-on-Pay vote in 2017 and as a result did not make any significant changes to the Corporation's executive compensation program for 2018. Both ISS and Glass Lewis concluded the Corporation's pay and performance were reasonably aligned and recommended a FOR vote on the Say-on-Pay proposal in the Corporation's 2018 proxy statement. The Compensation and Organization Committee and the Board will consider the voting results from this year’s Annual Meeting when evaluating the Corporation's executive compensation program for 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant

Date: May 11, 2018	By:	/s/ Michelle M. Warner
Name: Michelle M. Warner
Title: Senior Vice President, General Counsel and Corporate Secretary